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EXECUTION COPY

ESCROW AGREEMENT

    This Escrow Agreement (the "Agreement") is entered into as of August 17, 2001 by and between Medscape Enterprises, Inc., a Delaware corporation (the "Seller"), TEM Holdings, LLC, a Delaware limited liability company (the "Purchaser"), and Boston Safe Deposit and Trust Company, a Massachusetts trust company with its principal place of business at One Boston Place, Boston, MA 02108, as escrow agent (the "Escrow Agent").

Introduction

    The Purchaser, the Seller and the Seller's parent, Medicalogic/Medscape, Inc. (the "Parent"), have entered into a Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement") pursuant to which the Purchaser will acquire from the Seller all of the outstanding capital stock of Total eMed, Inc. The execution and delivery of this Agreement is a condition to the consummation of the transactions contemplated by the Purchase Agreement.

    The Purchaser and Seller wish, pursuant to the Purchase Agreement, to set aside in escrow a portion of the consideration to be paid pursuant to the Purchase Agreement to secure the indemnification obligations of the Seller and the Parent under the Purchase Agreement.

    Capitalized terms used herein and not defined shall have the meanings given to them in the Purchase Agreement.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Appointment of Escrow Agent. The Escrow Agent is hereby appointed as Escrow Agent under this Agreement, and the Escrow Agent hereby accepts such appointment.

2.
Deposit of Escrow Fund. On the date hereof, pursuant to Section 1.02(b) of the Purchase Agreement, the Purchaser has deposited with the Escrow Agent the sum of $1,000,000. The amount so deposited, plus accrued interest on the amount deposited and less payments made pursuant hereto, is referred to herein as the "Escrow Fund". The Escrow Fund will be held, invested, and disbursed by the Escrow Agent in accordance with the terms hereof.

3.
Satisfaction of Claims with Escrow Fund. The Escrow Fund will be retained by the Escrow Agent and shall be distributed at any time, or from time to time, for the purpose of paying claims for indemnification incurred by the Purchaser under Article VII of the Purchase Agreement, pursuant to the following terms:

(a)
If the Purchaser believes that it is entitled to indemnification under Article VII of the Purchase Agreement and desires to have funds from the Escrow Fund applied thereto pursuant to this Escrow Agreement, the Purchaser shall notify the Seller and the Escrow Agent of such assertion, describing the basis for its claim for indemnification (an "Asserted Claim") in reasonable detail, and specifying the amount of the Escrow Fund that the Purchaser believes should be delivered to it to satisfy the Asserted Claim (the "Asserted Amount").

(b)
After the elapse of 30 days following the receipt by the Seller of notice of an Asserted Claim, the Purchaser shall provide notice to the Escrow Agent of such elapse (a "Claim Notice"), whereupon the Asserted Amount shall be distributed to the Purchaser in respect of such Asserted Claim; provided, however, that if, prior to receipt by the Escrow Agent of a Claim Notice, the Seller notifies the Purchaser and the Escrow Agent that it does not agree that some or all of the Asserted Amount is due the Purchaser with respect to the Asserted Claim, and specifying the amount that it does not believe should be distributed to the Purchaser (the "Contested Amount"), then the Contested Amount shall remain in escrow with the Escrow

    Agent until such time as the Escrow Agent receives (i) joint written instructions from the Seller and the Purchaser, or (ii) a final, nonappealable order from any court of competent jurisdiction as to the disposition of such amount (such amount being referred to herein as the "Resolved Amount"), and the Escrow Agent shall then distribute and/or retain the Resolved Amount in accordance with such joint written instructions or such court order. To the extent any portion of an Asserted Claim is not contested by the Seller in the manner described in the first sentence of this paragraph, and after receipt by the Escrow Agent of a Claim Notice, the Escrow Agent shall pay to the Purchaser the uncontested portion of any such Asserted Claim. Notwithstanding anything contained herein to the contrary, if the amount of the payment to be made exceeds the value of the Escrow Fund, the Escrow Agent shall have no liability or responsibility for any deficiency except as provided in the last sentence of Section 6(a).

  (c)
  If, prior to termination of this Agreement, a third party claim is made by any person or entity which the Purchaser believes constitutes, or may upon final resolution constitute, a basis for an Asserted Claim hereunder, then the Purchaser shall certify such matter to the Escrow Agent and the Seller as an Asserted Claim even though such claim is at the time disputed, uncertain or unresolved and even though the exact amount of any liabilities, obligations, costs, damages, losses or expenses may be unknown at the time of such certification. In making such certification, the Purchaser shall state its reasonable estimate of the maximum amount of exposure resulting from the claim and such amount shall constitute a Contested Amount for purposes of this Section which shall remain in escrow with the Escrow Agent until such time as the Escrow Agent receives (i) joint written instructions from the Seller and the Purchaser, or (ii) a final, nonappealable order from any court of competent jurisdiction as to the disposition of such amount, and the Escrow Agent shall then distribute and/or retain the Resolved Amount in accordance with such joint written instructions or such court order. Notwithstanding anything contained herein to the contrary, if the amount of the payment to be made exceeds the value of the Escrow Fund, the Escrow Agent shall have no liability or responsibility for any deficiency except as provided in the last sentence of Section 6(a).

4.
Procedures for Application of Remaining Escrow Fund.

(a)
On December 31, 2001, $500,000, plus interest accrued on that amount to the date of disbursement, less (i) all unpaid Asserted Amounts (other than Contested Amounts) and all amounts previously paid to Purchaser or third parties pursuant to Section 3 of this Agreement and (ii) all Contested Amounts, will be distributed from the Escrow Fund to Seller. Notwithstanding anything contained herein to the contrary, if the amount of the payment to be made exceeds the value of the Escrow Fund, the Escrow Agent shall have no liability or responsibility for any deficiency except as provided in the last sentence of Section 6(a).

(b)
On the one-year anniversary of this Agreement, the remaining balance of the Escrow Fund, if any, less (i) all unpaid Asserted Amounts (other than Contested Amounts) and (ii) all Contested Amounts, shall be distributed to the Seller.

(c)
Any amounts held after the one-year anniversary of the Closing Date, on account of the existence of unpaid Asserted Claims or unresolved Contested Amounts, shall be distributed in accordance with Section 3, as such Asserted Claims or Contested Amounts are resolved.

(d)
All payments of Escrow Funds shall be made by federal funds wire transfer or by cashier's check, as elected by the party receiving the distribution. Any wire transfers shall be made subject to, and in accordance with, the Escrow Agent's normal electronic funds transfer procedures, including the procedures set forth in the Funds Transfer Agreement, executed and delivered by each person who is originating a funds transfer request which is attached as Exhibit A hereto.

5.
Investment of Escrow Fund. The Escrow Agent shall invest and reinvest the Escrow Fund with Boston Safe Deposit and Trust Company in bank certificates of deposit, money market accounts or other similar short term investments, in each case having maturity dates that permit payments to be made from the Escrow Fund in accordance with the terms hereof. The Escrow Agent may sell or liquidate investments in order to comply with this Agreement and instructions issued hereunder, and shall not be responsible for any loss due to interest rate fluctuation, early withdrawal penalty or market value changes. Purchaser and Seller understand that investments of the Escrow Fund are not necessarily insured by the United States Government or any agency or instrumentality thereof, or of any state or municipality, and that such investments do not necessarily earn a fixed rate of return. All interest earned on the Escrow Fund, after payment of expenses incurred in connection therewith, will be added to the Escrow Fund. At the time of execution of this Agreement, the Seller shall provide to the Escrow Agent a completed IRS Form W-9 and the Escrow Agent is authorized and directed to report all interest and other income in accordance therewith. Upon the final disbursement of the Escrow Fund in accordance with the terms hereof, to the extent that the Purchaser has received any portion of the Escrow Fund, the Purchaser shall reimburse the Seller for the income tax paid or payable by, or withheld for the account of, the Seller with respect to interest earned on the portion of the Escrow Fund actually distributed to the Purchaser hereunder.

6.
Provisions Regarding Escrow Agent.

(a)
The duties of the Escrow Agent hereunder will be limited to the observance of the express provisions of this Agreement and the Escrow Agent shall have no implied duties. The Escrow Agent will not be subject to, or be obliged to recognize, any other agreement between the parties hereto or directions or instructions not specifically set forth as provided for herein, other than any joint written instructions of the Purchaser and the Seller. The Escrow Agent will not make any payment or disbursement from or out of the Escrow Fund that is not expressly authorized pursuant to this Agreement. The Escrow Agent may rely upon and act upon any notice, certificate, statement, request, instruction, direction or other agreement or other instrument (in each case, only if in writing) or any signature received by it pursuant to the provisions of this Agreement that it reasonably believes to be genuine. The Escrow Agent may assume that any person purporting to give the Escrow Agent any of the foregoing in accordance with the provisions hereof, or in connection with either this Agreement or the Escrow Agent's duties hereunder, has been duly authorized to do so. The Escrow Agent will use the same degree of care and skill in performing its services hereunder as an ordinary prudent person would do or use under the circumstances in the conduct of his or her own affairs. The Escrow Agent will not be liable for any error of judgment or any act done or any step taken by it in good faith or for any mistake of fact or law or for anything that it might do or refrain from doing in connection with this Agreement, except that the Escrow Agent will be liable only for its own gross negligence or willful misconduct.

(b)
The Escrow Agent, upon prior notice to the Seller and the Purchaser, may consult with and obtain advice from legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or the Escrow Agent's duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected in acting or failing to act in accordance with the opinion of its legal counsel. The Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of any of the other parties hereto, or anyone else, to perform or comply with any provisions of this Agreement.

  (c)
  If at any time the Escrow Agent shall receive conflicting notices, claims, demands or instructions with respect to any disbursement from the Escrow Fund, or if the Escrow Agent receives a notice, claim, demand or instruction which the Escrow Agent in good faith believes is in conflict with any of the provisions of this Agreement, or if the Escrow Agent is advised that a dispute has arisen with respect to the Escrow Fund or any part thereof, or if for any other reason it shall be uncertain as to its duties or rights hereunder or unable in good faith to determine the party or parties entitled to receive a disbursement from the Escrow Fund, the Escrow Agent may, without liability to any person, refuse to make any disbursement until the Escrow Agent shall have received instructions in writing signed by each of the Purchaser and the Seller, or until directed by a final nonappealable order of a court (in an action brought by the Escrow Agent pursuant to Subsection (c) above or by any other person), whereupon the Escrow Agent shall make such disbursement in accordance with such instructions or order. The Escrow Agent shall be under no duty to institute or defend any such legal proceedings, although the Escrow Agent may, in its discretion and at the expense of Purchaser and Seller, institute or defend such proceedings. The parties hereto authorize the Escrow Agent, if the Escrow Agent is threatened with litigation or is sued, to interplead all interested parties in any court of competent jurisdiction and to deposit the Escrow Fund with the clerk of that court. In the event of any dispute hereunder, the Escrow Agent shall be entitled to petition a court of competent jurisdiction and shall perform any acts ordered by such court.

    Without limiting the generality of the foregoing, it is hereby agreed that in no event will the Escrow Agent be liable for any lost profits or other indirect, special, incidental or consequential damages which the parties may incur or experience by reason of having entered into or relied on this Agreement or arising out of or in connection with the Escrow Agent's services, even if the Escrow Agent was advised or otherwise made aware of the possibility of such damages; nor shall the Escrow Agent be liable for acts of God, breakdowns or malfunctions of machines or computers, interruptions or malfunctions of communications or power supplies, labor difficulties, actions of public authorities, or any other similar cause or catastrophe beyond the Escrow Agent's reasonable control.

  (d)
  The provisions of this Section 6 shall survive the resignation of the Escrow Agent or the termination or expiration of this Escrow Agreement.

7.
Indemnification of Escrow Agent. The Purchaser and the Seller will, jointly and severally, indemnify and hold the Escrow Agent harmless from and against any and all claims, suits, actions, proceedings, investigations, judgments, deficiencies, settlements, liabilities, losses, costs, damages or expenses (including, but not limited to, reasonable attorneys' fees and expenses of counsel selected by the Escrow Agent) (collectively, "Damages") it may sustain, as and when incurred, by reason of its service as Escrow Agent hereunder, except Damages which result from the Escrow Agent's willful misconduct or gross negligence. The foregoing indemnification shall survive the resignation of the Escrow Agent or the termination or expiration of this Escrow Agreement.

8.
Fees and Expenses of the Escrow Agent. The Escrow Agent shall charge $750.00, which shall be paid by Purchaser on the date of execution of this Agreement, and shall be entitled to be reimbursed by Purchaser for its customary fees and charges for any wire transfers or other depository services rendered in connection with the Escrow Fund and any delivery charges or other out of pocket expenses incurred in connection the Escrow Fund.

9.
Resignation of Escrow Agent.  The Escrow Agent may resign from its duties hereunder by giving each of the parties hereto not less than 30 days prior written notice of the effective date of such resignation (which effective date shall be at least 30 days after the date such notice is given). The parties hereto intend that a substitute Escrow Agent will be appointed to fulfill the duties of the Escrow Agent hereunder for the remaining term of this Agreement in the event of the Escrow Agent's resignation. If on or before the effective date of such resignation, the Escrow Agent has not received joint written instructions from the Purchaser and the Seller regarding the transfer of the Escrow Fund, the Escrow Agent's sole obligation will be to hold the Escrow Fund as a depository, subject to further joint instructions from the Purchaser and Seller or a final nonappealable order of a court of competent jurisdiction.

10.
Notices.  Any notices or other communications required or permitted to be given hereunder must be in writing and shall be deemed to have been duly given when (a) delivered in person or (b) when received by or on behalf of the addressee, if sent by nationally recognized overnight courier service or mailed by registered or certified mail, return receipt requested, in each case addressed as follows (or to such other address as any party may direct by notice):

    To the Seller:

      Medscape Enterprises, Inc.
      224 West 30th Street
      New York, NY 10001
      Attention: Mark Boulding, General Counsel
      Facsimile: (212) 760-3222
      With an electronic copy to: legal@medscapeinc.com

      with a copy to:

      Stoel Rives LLP
      900 SW Fifth Avenue, Suite 2600
      Portland, OR 97204-1268
      Attention: John Schweitzer, Esq.
      Facsimile: (503) 220-2480

    To the Purchaser:

      TEM Holdings, LLC
      c/o Parthenon Capital, Inc.
      200 State Street
      Boston, MA 02109
      Attention: Scott Steele
      Facsimile: (617) 478-7010

      with a copy to:

      Choate, Hall & Stewart
      Exchange Place
      53 State Street
      Boston, MA 02109
      Attention: Stephen M. L. Cohen, Esq.
      Facsimile: (617) 248-4000

    To the Escrow Agent:

      Boston Safe Deposit and Trust Company
      One Boston Place
      Boston, Massachusetts 02108
      Facsimile 617/722-7982
      Attention: Adam Carlson, Escrow Administrator

      with a copy to:

      Jack J. Mikels, Esq.
      Jack Mikels & Associates
      1 Batterymarch Park, Suite 309
      Quincy, MA 02269
      Facsimile: 617-472-5875

11.
Binding Effect. This Agreement will be binding upon and inure to the benefit of the parties hereto and their permitted assigns.

12.
Escrow Fund Not Sole Source for Indemnification. It is expressly understood that the Escrow Fund is not the sole source for satisfying claims for indemnification under the Purchase Agreement.

13.
Amendment and Termination; Waiver. This Agreement may be amended, modified or cancelled only by written agreement of (a) the Purchaser, (b) the Seller and (c) the Escrow Agent. This Agreement will terminate on the date on which no amounts remain in the Escrow Fund; provided that this Agreement shall not terminate until the final resolution of all Asserted Claims. No course of conduct shall constitute a waiver of any terms or conditions of this Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Agreement on one occasion shall not constitute a waiver of the other terms of this Agreement, or of such terms and conditions on any other occasion.

14.
Governing Law. This agreement will be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to conflicts of law principles.

15.
Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same Agreement.

16.
Further Assurances. If at any time the Escrow Agent shall consider or be advised that any further agreements, assurances or other documents are reasonably necessary or desirable to carry out the provisions hereof and the transactions contemplated hereby, the parties hereto shall execute and deliver any and all such agreements or other documents, and do all things reasonably necessary or appropriate to carry out fully the provisions hereof.

17.
Assignment. This Agreement may not be assigned by the parties, except as follows: (a) after prior written notice to Purchaser and Seller, the Escrow Agent may assign this Agreement to an affiliated or successor trust company or other qualified bank entity and (b) after prior written notice to Purchaser and the Escrow Agent, Seller may assign this Agreement to any affiliate of Seller or to any successor of Seller or an affiliate of Seller.

18.
Section Headings. The section headings contained in this Agreement are inserted for purposes of convenience of reference only and shall not affect the meaning or interpretation hereof.

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    In witness whereof, this Agreement has been executed as a sealed instrument as of the date first above written.

MEDSCAPE ENTERPRISES, INC.
By:	/s/ MARK E. BOULDING
	Name:	Mark E. Boulding
	Title:	Secretary of the Corporation
TEM HOLDINGS, LLC
By:	/s/ SCOTT D. STEELE
	Name:	Scott D. Steele
	Title:	Manager
BOSTON SAFE DEPOSIT AND TRUST COMPANY
By:	/s/ KAREN KING
	Name:	Karen King
	Title:	Vice President

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  EXECUTION COPY
ESCROW AGREEMENT
Introduction